                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fleet Financial Group, Inc.

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.



                                            /s/ KPMG LLP

Boston, Massachusetts
September 8, 1999



                                      II-10